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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): October 25, 1999
                                                        ------------------


                  AMERICAN HERITAGE LIFE INVESTMENT CORPORATION
--------------------------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

FLORIDA                            1-7255                    59-1219710
-------                            ------                    ----------
(State or Other Jurisdiction       (Commission File          (I.R.S. Employer
of Incorporation)                  Number)                   Identification No.)

    1776 American Heritage Life Drive, Jacksonville, Florida     32224
    --------------------------------------------------------   ----------
          (Address of Principal Executive Offices)             (Zip Code)

                                 (904) 992-1776
--------------------------------------------------------------------------------
               (Registrant's telephone number including area code)


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ITEM 5. OTHER EVENTS.

         Reference is made to a copy of a news release of American Heritage Life Investment Corporation ("AHL"), dated October 25, 1999, announcing that the exchange ratio for shares of AHL to be exchanged in the previously announced merger between American Heritage Life and a subsidiary of Allstate (the "Merger") has been set. Such release is filed as Exhibit 99(a) to this report, which exhibit is incorporated herein by reference.

         Reference is also made to a news release of AHL, dated October 27, 1999, announcing that the shareholders of AHL have approved the Merger, which release is filed as Exhibit 99(b) to this report, which exhibit is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (C)      EXHIBITS

                  Exhibit 99(a) Press release of American Heritage Life Investment Corporation dated October 25, 1999.

                  Exhibit 99(b) Press release of American Heritage Life Investment Corporation dated October 27, 1999.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            AMERICAN HERITAGE LIFE INVESTMENT
                                            CORPORATION



Date:    November 2, 1999                   By:  /s/ T. O'Neal Douglas
                                               ---------------------------------
                                            Name: T. O'Neal Douglas
                                            Title: Chairman and Chief Executive
                                                   Officer






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                                  EXHIBIT INDEX

    Exhibit Number                        Description
    --------------                        -----------

         99(a) Press Release of American Heritage Life Investment Corporation dated October 25, 1999.

         99(b) Press Release of American Heritage Life Investment Corporation dated October 27, 1999.









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